                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10 5/8% SENIOR SUBORDINATED NOTES DUE 2006
                                IN EXCHANGE FOR
                 NEW 10 5/8% SENIOR SUBORDINATED NOTES DUE 2006
                                       OF
                                  AMTROL INC.

    Registered holders of outstanding 10 5/8% Senior Subordinated Notes due 2006 (the "Notes") who wish to tender their Notes in exchange for a like principal amount of new 10 5/8% Senior Subordinated Notes due 2006 (the "New Notes") and whose Notes are not immediately available or who cannot deliver their Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

                  BY HAND:                                       BY MAIL:
            The Bank of New York                    (INSURED OR REGISTERED RECOMMENDED)
           Reorganization Section                          The Bank of New York
             101 Barclay Street                           Reorganization Section
                Floor 7 East                                101 Barclay Street
          New York, New York 10286                             Floor 7 East
          Attention: Enrique Lopez                       New York, New York 10286
                                                         Attention: Enrique Lopez

            BY OVERNIGHT EXPRESS:                              BY FACSIMILE:
            The Bank of New York                              (212) 571-3080
           Reorganization Section                    (For Eligible Institutions Only)
             101 Barclay Street                                BY TELEPHONE:
                Floor 7 East                                  (212) 815-2742
          New York, New York 10286
          Attention: Enrique Lopez

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated            , 1997 of AMTROL Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of
registered holder as it
appears on the 10 5/8% Senior
Subordinated Notes due 2006    Certificate Number(s)          Principal Amount
("Notes")                      of Notes                       of Notes
(Please Print)                 Tendered                       Tendered

----------------------------   ----------------------------   ----------------------------

----------------------------   ----------------------------   ----------------------------

----------------------------   ----------------------------   ----------------------------

----------------------------   ----------------------------   ----------------------------

----------------------------   ----------------------------   ----------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: ---------------------------------------  ------------------------------------
                                                       (Authorized Signature)

Address: --------------------------------------------  Title:
                                                       -------------------------------

----------------------------------------------------   Name: ------------------------------
                                          (Zip Code)   (Please type or print)

Area Code and Telephone Number:                        Date: ------------------------------

----------------------------------------------------

    NOTE: DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3